Dear Shareholders:
--------------------------------------------------------------------------------

    During 1995 the gold price experienced one of its least volatile periods since the metal began trading freely. A strong base was provided by heavy physical demand whenever the gold price reached the low $370 and ounce range while above $390 an ounce producer forward selling and central bank sales kept a lid on the price. Gold shares in North America advanced modestly on average while gold shares in Australia declined slightly. In South Africa, however, after two years of excellent gains, these more volatile shares were down a substantial 33.6% in local terms and 25.8% in U.S. dollar terms as measured by the unmanaged Johannesburg All Gold Index. These declines resulted from an explosion in unit costs produced by unauthorized work stoppages, more holidays, increased wages, and lower grades with no relief from a higher local gold price. As the year progressed, however, the gold producers showed increasing signs of coming to grips with these problems and the South African gold shares should react significantly to a higher gold price.

    The Lexington Strategic Investments Fund, after two years of being the top performing gold fund as measured by Lipper Analytical Services, Inc., experienced a negative total return of 14.72%* for 1995 as a whole. While comparing unfavorably with the average 1.68% positive return recorded by the 47 funds monitored by Lipper Analytical Services, Inc., most of which have low exposure to South Africa, the Fund did significantly better than the average South African gold share which was down 25.8% in U.S. dollar terms as measured by the unmanaged Johannesburg All Gold Index.
_____________________________________________________________________________
                                     GRAPH
   Paper version of this shareholder report contains a graph comparing the Lexington Strategic Investments Fund, Inc. vs. Johannesburg All Gold Index
_____________________________________________________________________________

    Despite being heavily concentrated in the South African gold shares, Lexington Strategic Investments Fund did significantly better than the unmanaged South African Index in part as a result of its significant holdings in gold and platinum bullion as well as in two stocks of companies with operations largely outside of that country in one case and totally outside in the other. Additionally, emphasis was placed on some of the more defensive mines. We are pleased that these measures substantially dampened the downside pressures of a very difficult market. More recently we have cut back on the bullion holdings as well as the two non-South African holdings in order to permit the Fund to perform more aggressively in what we perceive to be a better gold market aided by potential improvements in the South African gold mines.

    1995 could be described as the annus horribilis for the South African gold mining industry in terms of mine productivity. An increase in public holidays from 4 to 12 together with unauthorized work stoppages and inefficient labor practices combined to reduce gold production from 580 tons in 1994 to an estimated 523 tons for last year. When combined with higher wages and a flat local gold price operating margins fell dramatically after an improving trend lasting from 1991 to 1994.

    Fortunately, these problems are now being addressed by management and the labor leadership has begun to realize that a robust gold mining industry is vital to the well-being of its membership. Common interests have begun to be forged. Importantly, a continuous work week is being considered. Alone among the world's mines continuous operations have been impeded by holidays and the prohibition against Sunday work. Given the high fixed costs of the deep South African gold mines, these work interruptions are costly. While management has become persuaded that they must share these cost saving benefits with labor, union leadership has come to realize that proper shift management will not result in major inevitable job losses. Additionally, more efficient use of the work crews through multi-skilling should allow for significant improvements in productivity. Also, mine management has looked at trimming the layers of middle management that grew up during more prosperous times. Finally, the idea of more efficiently consolidating operations as well as mineral rights has gained greater acceptance as demonstrated by Gencor's sale to Randgold of a number of its more marginal mines. The opportunities for cost savings are substantial and a recent trip to South Africa has provided strong encouragement that the various parties are serious about their implementation.

    These changes will not come all at once. However, given the low valuations of the South African gold mines (some $33 per ounce of reserves on average versus $150 plus for the North Americans), an improvement in the gold price together with cost improvements by the South African gold mines should provide a powerful combination in favor of a renewed outperformance of these shares. Lexington Strategic Investments Fund is uniquely positioned to benefit.

    We appreciate your continued support and welcome the opportunity to discuss any questions you may have about your investment.

Sincerely,




Robert W. Radsch                   Robert M. DeMichele
Portfolio Manager                  President
January, 1996                      January, 1996





*-19.66 and 7.30% are the one year and since commencement (1/2/92) average annual standard total returns, respectively, for the period ended December 31, 1995. Prior to January, 1992 the Fund was managed by a different investment adviser. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. These calculations include the maximum 5.75% initial sales charge and assume reinvestment of dividends and capital gains at net asset value. Total return represents past performance.

Lexington Strategic Investments Fund, Inc.
Statement of Net Assets
(Including the Portfolio of  Investments)
December 31, 1995 (unaudited)

Number of                                                               Value
 Shares                          Security                             (Note 1)
--------------------------------------------------------------------------------

                  GOLD MINING COMMON STOCKS: 93.7%

             Ghana Gold Mining Shares: 1.8%
   66,000    Ashanti Goldfields Company, Ltd. (ADR) ............... $ 1,336,500
                                                                    -----------

             South African Gold Mining Shares: 91.9%
   25,000    Anglovaal, Ltd. "N"1 .................................   1,015,228
  820,800    Beatrix Mines, Ltd.1      7,375,827
1,032,500    Blyvooruitzicht Gold Mining Company, Ltd.1 ...........   1,713,987
   50,000    DeBeers Consolidated Gold Mining Company, Ltd. .......   1,515,983
1,434,800    Deelkraal Gold Mining Company, Ltd. ..................   1,141,698
  295,800    Driefontein Consolidated, Ltd. .......................   3,753,807
  140,000    Durban Roodepoort Deep, Ltd.1 ........................   1,210,043
   67,400    Durban Roodepoort Deep, Ltd. New ordinaries1 .........     591,796
   67,400    Durban Roodepoort Deep, Ltd. (Options)1 ..............     224,235
  701,600    East Rand Gold & Uranium Company .....................   1,876,965
3,200,500    Eastern Transvaal Consolidated, Ltd. .................   3,139,467
  434,400    Elandsrand Gold Mining Company, Ltd. .................   2,085,883
  100,125    Free State Consolidated Gold Mines, Ltd. .............     748,637
   70,000    Gold Fields of South Africa, Ltd. ....................   2,179,997
  789,300    Grootvlei Proprietary Mines, Ltd. ....................   1,732,583
  433,300    Harmony Gold Mining, Ltd. ............................   3,923,419
  800,000    HJ Joel Mining Company, Ltd.1 ........................     658,527
   50,000    Impala Platinum Holdings, Ltd. .......................     912,334
  350,000    JCI, Ltd. ............................................   2,761,009
  134,700    Kinross Mines, Ltd. ..................................   1,275,113
   23,000    Kloof Gold Mining Company, Ltd. ......................     220,881
  900,000    Lebowa Platinum Mines, Ltd.1 .........................     740,842
   75,000    Leslie Gold Mines, Ltd. (ADR) ........................     380,610
  371,700    Loraine Gold Mines, Ltd.1 ............................   1,070,888
  213,200    Northam Platinum Holdings, Ltd.1 .....................     157,948
  187,400    Randfontein Estates Gold Mining Company
               Witwatersrand, Ltd. ................................   1,208,369
  562,500    Randgold and Exploration Company, Ltd. ...............   2,276,547
  216,700    St. Helena Gold Mines, Ltd. ..........................   1,189,189

Lexington Strategic Investments Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (unaudited) (continued)

Number of
Shares or
Principal                                                              Value
 Amount                          Security                             (Note 1)
--------------------------------------------------------------------------------

             South African Gold Mining Shares (continued):
1,429,622    Target Exploration Company, Ltd.1 .................... $ 2,942,012
  485,700    Unisel Gold Mines, Ltd. ..............................   1,266,058
   46,700    Vaal Reefs Exploration & Mining Company, Ltd. ........   3,024,064
  651,400    Western Areas Gold Mining Company, Ltd. ..............  11,126,259
   74,000    Western Deep Levels, Ltd .............................   2,477,157
   30,000    Western Deep Levels, Ltd (ADR) .......................   1,003,995
  152,600    Winkelhaak Mines, Ltd. ...............................   1,088,654
                                                                    -----------
                                                                     70,010,011
                                                                    -----------

             TOTAL COMMON STOCKS:
               (cost $70,167,967) .................................  71,346,511
                                                                    -----------

             CONVERTIBLE DEBENTURES: 1.9%

             South Africa: 1.9%

 $352,822    Target Exploration Company, Ltd., 11.25% due 1/1/97
               (cost $497,083) ....................................   1,452,142
                                                                    -----------

             TOTAL INVESTMENTS: 95.6% (cost $70,665,050+)
               (Note 1) ...........................................  72,798,653

             Other assets in excess of liabilities: 4.4% ..........   3,388,856
                                                                    -----------

             TOTAL NET ASSETS: 100.0% (equivalent to $2.61 per
               share on 29,236,364 shares outstanding) ............ $76,187,509
                                                                    ===========


*ADR - American Depository Receipt.
1Non-income producing securities.
+Aggregate cost for Federal income tax purposes is identical.




   The Notes to Financial Statements are an integral part of this statement.

Lexington Strategic Investments Fund, Inc.
Statement of Assets and Liabilities
December 31, 1995 (unaudited)


Assets

Investments, at value (cost $70,665,050) (Note 1) ................ $ 72,798,653
Receivable for investment securities sold ........................    5,538,619
Receivable for shares sold .......................................      290,781
Dividends and interest receivable ................................       43,197
Deferred reorganization expenses, net (Note 1) ...................       28,117
                                                                   ------------
     Total Assets ................................................   78,699,367
                                                                   ------------

Liabilities

Due to custodian bank ............................................    1,134,517
Due to Lexington Management Corporation (Note 2) .................       55,451
Payable for shares redeemed ......................................    1,046,631
Distributions payable ............................................      108,534
Accrued expenses .................................................      166,725
                                                                   ------------
     Total Liabilities ...........................................    2,511,858
                                                                   ------------

Net Assets (equivalent to $2.61 per share on 29,236,364 shares outstanding) (Note 3) .......................................... $ 76,187,509
                                                                   ============
Net Assets consist of:
Capital stock-authorized 1,000,000,000 shares,
  $.001 par value per share ...................................... $     29,236
Additional paid-in capital........................................  144,345,945
Undistributed net investment income...............................      367,856
Accumulated net realized loss on investments and
  foreign currency holdings.......................................  (70,689,364)
Net unrealized appreciation of investments and
  foreign currency holdings.......................................    2,133,836
                                                                   ------------
                                                                   $ 76,187,509
                                                                   ============

Net Asset Value, redemption price per share.......................        $2.61
                                                                          =====
Offering price per share
  (100/94.25 of $2.61 adjusted to nearest cent)...................        $2.76
                                                                          =====





    The Notes to Financial Statements are an integral part of this statement.

(Left Column)

Lexington
Strategic Investments Fund, Inc.
Statement of Operations
Six months ended December 31, 1995 (unaudited)

Investment Income
Income
  Dividends......................... $1,278,134
  Interest..........................     93,672
                                    ----------
                                      1,371,806
  Less: foreign tax expense.........    197,678
                                     ----------
    Total investment income.........              $1,174,128

Expenses
  Investment advisory fees
    (Note 2)........................    397,366
  Accounting and shareholder
    services expenses (Note 2)......     77,076
  Custodian and transfer agent
    expenses........................    187,835
  Printing and mailing..............     77,923
  Directors' fees and expenses......      5,289
  Audit and legal...................     17,543
  Registration fees.................     23,233
  Amortization of deferred
    reorganization expenses
    (Note 1)........................     13,989
  Computer processing fees..........      9,747
  Other expenses....................     37,521
                                     ----------
    Total expenses..................                 847,522
                                                 -----------
      Net investment income.........                 326,606

Realized and Unrealized Gain (Loss)
  on Investments (Note 4)
  Net realized loss on:
    Investments..................... (3,097,088)
    Foreign currency transactions...    (13,708)
                                     ----------
      Net realized loss.............              (3,110,796)
  Net change in unrealized
    appreciation (depreciation) on:
    Investments.....................  7,936,467
    Foreign currency
      translations of other
      assets and liabilities........       (179)
                                     ----------
      Net change in unrealized
        appreciation................               7,936,288
                                                 -----------
      Net realized and
        unrealized gain.............               4,825,492
                                                 -----------
Increase in Net Assets Resulting
  from Operations...................             $ 5,152,098
                                                 ===========

(Right Column)

Lexington
Strategic Investments Fund, Inc.
Statements of Changes in Net Assets
Years ended June 30, 1995 and 1994

                                         Six months
                                           ended
                                        December 31,      Year ended
                                            1995           June 30,
                                        (unaudited)          1995
                                         -----------    -------------
Net investment income..................  $   326,606      $ 1,699,137
Net realized loss from
  investment and foreign currency
  transactions.........................   (3,110,796)      (4,939,047)
Increase (decrease) in unrealized
  appreciation (depreciation)
  of investments and foreign currency
  transactions ........................    7,936,288       (1,647,487)
                                         -----------      -----------
Net increase (decrease) in
  net assets resulting
  from operations......................    5,152,098       (4,887,397)
Distributions to shareholders
  from net investment income...........     (731,482)      (1,662,361)
Increase (decrease) in net assets
  from capital share transactions
  (Note 3).............................  (22,291,821)      27,108,968
                                         -----------      -----------
      Net increase (decrease) in
        net assets.....................  (17,871,205)      20,559,210

Net Assets
  Beginning of period..................   94,058,714       73,499,504
                                         -----------      -----------
  End of period (including
    undistributed net investment
    income of $367,856 and
    $772,732, respectively)............  $76,187,509      $94,058,714
                                         ===========      ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Strategic Investments Fund, Inc.
Notes to Financial Statements
December 31, 1995 (unaudited) and June 30, 1995

1.  Significant Accounting Policies

Lexington Strategic Investments Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital appreciation. Current income is a secondary objective. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a national securities exchange are valued at the closing price or, in the absence of a recorded sale, at the mean between the last reported bid and asked price. Securities traded on the over-the-counter market and bullion are valued at the mean between the last reported bid and asked price. Short-term securities are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no foreign currency exchange contracts outstanding at December 31, 1995.

    Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.

    Deferred   Reorganization   Expenses   Reorganization  expenses  aggregating
$140,435 have been deferred and are being amortized on a straight line basis over five years.

    Distributions In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of June 30, 1995, book and tax basis differences amounting to $11,002 have been reclassified from undistributed net investment income to additional paid-in capital. In addition, $22,521 was reclassified from accumulated net realized loss to undistributed net investment income.

Lexington Strategic Investments Fund, Inc.
Notes to Financial Statements
December 31, 1995 (unaudited) and June 30, 1995 (continued)

2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1% of the Fund's average daily net assets up to $30 million and at an annual rate of .75% thereafter. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. The investment advisory fee is set forth in the accompanying statement of operations. No reimbursement was required for the six months ended December 31, 1995.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.

3.  Capital Stock

Transactions in capital stock were as follows:

                                                   Six months ended
                                                   December 31, 1995                   Year ended
                                                      (unaudited)                     June 30, 1995
                                                -------------------------      --------------------------
                                                  Shares        Amount           Shares         Amount
                                                ----------   ------------      -----------   ------------
Shares sold..................................   26,926,109   $ 72,708,810      106,249,102   $313,690,114
Shares issued on reinvestment of dividends...      237,773        622,968          461,700      1,417,415
                                                ----------   ------------      -----------   ------------
                                                27,163,882     73,331,778      106,710,802    315,107,529
Shares redeemed..............................  (35,328,399)   (95,623,599)     (98,974,867)  (287,998,561)
                                                ----------   ------------      -----------   ------------
Net increase (decrease)......................   (8,164,517)  $(22,291,821)       7,735,935   $ 27,108,968
                                                ==========   ============      ===========   ============

4.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales of securities for the six months ended December 31, 1995, excluding short term securities, were $27,561,779 and $50,371,661, respectively.

At December 31, 1995, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $14,542,282, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $12,408,446.

5.  Investment and Concentration Risks

The Fund makes significant investments in foreign securities and has a policy of investing in precious metals and in the securities of companies engaged in the exploration, mining, processing, fabrication and distribution of natural resources. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws.

Lexington Strategic Investments Fund, Inc.
Financial Highlights
Selected per share data for a share outstanding throughout the period:

                                              Six months
                                                ended
                                             December 31,            Year ended June 30,
                                                 1995       --------------------------------------
                                             (unaudited)     1995       1994       1993      1992
                                             -----------    -----      -----      -----      -----
Net asset value, beginning of period........     $2.51      $2.48      $2.30      $1.26      $2.54
Income (loss) from investment operations:
  Net investment income.....................       .02        .04        .04        .03         -
  Net realized and unrealized gain (loss)
    on investments..........................       .11        .03        .18       1.01      (1.27)
                                                 -----      -----      -----      -----      -----
Total income (loss) from investment
  operations................................       .13        .07        .22       1.04      (1.27)
                                                 -----      -----      -----      -----      -----
Less distributions:
  Dividends from net investment income......      (.03)      (.04)      (.04)        -        (.01)
                                                 -----      -----      -----      -----      -----
Net asset value, end of period..............     $2.61      $2.51      $2.48      $2.30      $1.26
                                                 =====      =====      =====      =====      =====
Total return**..............................    10.25%*     2.47%      9.26%     82.54%    (50.14%)
Ratios to average net assets:
  Expenses, before reimbursement............     1.77%*     1.70%      1.76%      3.76%      2.82%
  Expenses, net of reimbursement............     1.77%*     1.70%      1.76%      2.78%      2.50%
  Net investment income (loss), before
    reimbursement...........................      .68%*     1.54%      2.00%      2.05%     (0.10%)
  Net investment income.....................      .68%*     1.54%      2.00%      3.03%      0.22%
Portfolio turnover..........................    62.50%*   115.91%     25.66%      4.80%     13.92%
Net assets, end of period (000's omitted)...   $76,188    $94,059    $73,500    $43,816    $14,402

**Annualized
**Sales load is not reflected in total return.

(Left column)

Lexington Strategic
Investments Fund, Inc.

Investment Adviser
--------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
--------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



--------------------------------------------
All shareholder requests for services of any kind should be sent to:

Transfer Agent
--------------------------------------------
STATE STREET BANK AND
TRUST COMPANY
c/o National Financial Data Services
1004 Baltimore
Kansas City, Missouri 64105

Or call toll free:
Service and Sales: 1-800-526-0056
24 Hour Account Information:
 1-800-526-0052
--------------------------------------------


This  report  has  been   prepared   for  the
information of the  shareholders of Lexington
Strategic   Investments  Fund,  Inc.  and  is
authorized  for  distribution  to the  public
only if it is  accompanied  or  preceded by a
currently  effective  prospectus  which  sets
forth    expenses    and    other    material
information.



(Right column)


                   -------------------------------------------
                                   LEXINGTON
                   -------------------------------------------



                   -------------------------------------------
                                    LEXINGTON
                                    STRATEGIC
                                   INVESTMENTS
                                   FUND, INC.

                                  (filled box)

                           Seeks capital appreciation.
                             The Fund's investments
                             are concentrated in the
                              common stock of gold
                            and other precious metals
                            mining companies located
                        in the Republic of South Africa.

                                  (filled box)

                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 1995

                   -------------------------------------------